UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Exchange Act of 1934

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Hines Real Estate Investment Trust, Inc.
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On September 19, 2016, Hines Real Estate Investment Trust, Inc. (the “Company”) recorded a presentation for financial advisors on Hines REIT's proposed liquidation. Each slide from the presentation is included below, followed immediately by a page that includes the script that corresponds to such slide. Also, immediately following the slide presentation below is a copy of an email distributed to financial advisors with clients invested in the Company at the time the presentation was made available.



Hines REIT Proposed Liquidation

Presentation for Financial Advisors

September 19, 2016

Hines Securities



Hines REIT Proposed Liquidation

Presentation for Financial Advisors

September 19, 2016

Hines Real Estate Investment Trust, Inc. ("Hines REIT" or the "Company") is closed to new investors.
Hines Securities, Inc., Member FINRA/SIPC, was the dealer manager for Hines REIT's public offerings.

Hines Securities

- Thank you for your interest in the proposed liquidation of Hines Real Estate Investment Trust, Inc., or Hines REIT. This presentation is intended for Financial Advisors with clients invested in Hines REIT. The information in this presentation was developed and statements were made as of September 19, 2016.

Agenda

- Hines REIT History & Overview
- Plan of Liquidation Overview
- Hypothetical Shareholder Returns
- Next Steps



Agenda

- Hines REIT History & Overview
- Plan of Liquidation Overview
- Hypothetical Shareholder Returns
- Next Steps



Hines REIT is closed to new investors.
Hines Securities, Inc., Member FINRA/SIPC, was the dealer manager for Hines REIT's public offerings.

Hines Securities

- Few events are more anticipated by non-traded REIT investors than liquidation after years of receiving distributions. We are pleased to report that that day is on the horizon for Hines REIT.
- Over the next few minutes, we will share with you:
  - A brief recap of the Hines REIT history,
  - A review of the proposed plan of liquidation and dissolution,
  - A walk through of a hypothetical shareholder return you may find useful to provide to your clients,
  - And, a timeline of next steps.



Company History and Overview

- Commenced capital raising in 2004 and raised $2.7 billion of capital



Hines REIT and NT-REIT Industry Sales: 2004-2009
Hines REIT Primary Offering Proceeds* (in millions)
NT-REIT Industry Sales (in millions)
$1,200
$1,000
$800
$600
$400
$200
$0
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
2004
2005
2006
2007
2008
2009
$21
$206
$584
$824
$389
$283
$6,283
$5,848
$6,666
$11,519
$9,585
$6,105
Hines REIT Primary Offering Proceeds* (in millions)
NTR Industry Sales (in millions)

*Excludes DRP proceeds of approximately $431 million

Source: The Stanger Market Pulse July 2016

Hines REIT is closed to new investors.

Hines Securities, Inc., Member FINRA/SIPC, was the dealer manager for Hines REIT's public offerings.

Hines Securities

Company History and Overview

- Commenced capital raising in 2004 and raised $2.7 billion of capital



Hines REIT and NT-REIT Industry Sales: 2004-2009
Hines REIT Primary Offering Proceeds* (in millions)
NT-REIT Industry Sales (in millions)
$1,200
$1,000
$800
$600
$400
$200
$0
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
2004
2005
2006
2007
2008
2009
$21
$206
$584
$824
$389
$283
$6,283
$5,848
$6,666
$11,519
$9,585
$6,105
Hines REIT Primary Offering Proceeds* (in millions)
NTR Industry Sales (in millions)

*Excludes DRP proceeds of approximately $431 million

Source: The Stanger Market Pulse July 2016

Hines REIT is closed to new investors.

Hines Securities, Inc., Member FINRA/SIPC, was the dealer manager for Hines REIT's public offerings.

Hines Securities

- First let's start with a brief history of the Company, the capital raised, and a summary overview of the portfolio and significant events in the history of the Company that brought us to where we are today.
- The blue bars on this slide represent the primary offering proceeds that were received during each of the years we were raising capital in the fund.
- The red lines on the graph show overall non-traded REIT industry sales during the same periods.
- You can see that we raised a significant amount of capital in 2006 and 2007, along with the general trend in the industry, and then, those sales tapered off during the 2008-2009 time frame as the impact of the financial crisis began to take hold.
- From 2004 through today, Hines REIT raised about $2.7 billion of capital.

Company History and Overview

- Acquired 66 properties for approximately $4.8 billion, primarily high-quality office assets located in the United States.
  - Approximately 32.9 million square feet located in 28 cities
- In 2008 and 2009, amidst the global financial crisis, we experienced declines in capital raising, increases in redemption requests, as well as declines in the valuations of our assets, all of which were significant.
- At the end of 2009, we ceased capital raising and suspended our redemption plan to prudently preserve the Company's liquidity and protect the Company's financial position.

Company History and Overview

- Acquired 66 properties for approximately $4.8 billion, primarily high-quality office assets located in the United States.
  - Approximately 32.9 million square feet located in 28 cities
- In 2008 and 2009, amidst the global financial crisis, we experienced declines in capital raising, increases in redemption requests, as well as declines in the valuations of our assets, all of which were significant.
- At the end of 2009, we ceased capital raising and suspended our redemption plan to prudently preserve the Company's liquidity and protect the Company's financial position.

- Now let's take a deeper dive into the Hines REIT portfolio:
  - We acquired 66 properties during the life cycle of the REIT, which equated to roughly 33 million square feet for an aggregate purchase price of about $4.8 billion.
  - The portfolio consisted primarily of U.S. office assets, but it did hold four investments in Brazil and one in Canada.
- During the global financial crisis, we, as well as the rest of the industry, experienced significant declines in capital in-flows as well as significant increases in redemption requests. This was the result of increasing investor sentiment across the markets to divest themselves of equity positions.
- And so, in response to those conditions, at the end of 2009 we ceased raising capital in the fund and, in order to shore up the Company's balance sheet and protect the liquidity position of the Company, temporarily closed the share redemption plan.

Company History and Overview



- Since 2009, the Company has been focused on the following:
  - Leasing: Keeping our tenants in occupancy to stabilize and grow operating income and values.
  - Liquidity: Ensuring we have sufficient funds to meet liquidity needs for operating expenses, leasing capital, and debt refinancings, while maintaining payment of distributions to our shareholders.
    - From Q4 2004 through Q2 2016, distributions were never suspended.
    - Prior to suspending redemptions in connection with our pending liquidity event, we fully honored all eligible requests received for all periods since the share redemption program reopened in Q2 2013.
  - Strategic asset sales and acquisitions: Identifying opportunities to sell certain assets to harvest liquidity and best position the portfolio for a liquidity event.
    - During 2014 and 2015, proceeds from strategic asset sales were used to reinvest in 3 west coast assets with an aggregate purchase price of $803.1 million and consisting of an aggregate 1.8 million square feet.

Hines REIT is closed to new investors.
Hines Securities, Inc., Member FINRA/SIPC, was the dealer manager for Hines REIT's public offerings.

Company History and Overview

- Since 2009, the Company has been focused on the following:
  - Leasing: Keeping our tenants in occupancy to stabilize and grow operating income and values.
  - Liquidity: Ensuring we have sufficient funds to meet liquidity needs for operating expenses, leasing capital, and debt refinancings, while maintaining payment of distributions to our shareholders.
    - From Q4 2004 through Q2 2016, distributions were never suspended.
    - Prior to suspending redemptions in connection with our pending liquidity event, we fully honored all eligible requests received for all periods since the share redemption program reopened in Q2 2013.
  - Strategic asset sales and acquisitions: Identifying opportunities to sell certain assets to harvest liquidity and best position the portfolio for a liquidity event.
    - During 2014 and 2015, proceeds from strategic asset sales were used to reinvest in 3 west coast assets with an aggregate purchase price of $803.1 million and consisting of an aggregate 1.8 million square feet.

- Since halting our capital raise at the end of 2009, we've been strategically focused in three key areas.
  - The first has been leasing. Keeping the properties in the portfolio well-leased has been a top priority of ours to maximize operating income and occupancy and to further enhance the values of the projects in the portfolio as much as possible.
  - We've also concentrated on liquidity by strengthening the balance-sheet of the Company, ensuring that we have adequate liquidity to meet our operating requirements while still maintaining payment of regular quarterly distributions to our shareholders, a matter that has been paramount for us.
    - It's important to note that from the fourth quarter of 2004 through the second quarter of 2016, we never suspended regular operating distributions until recently doing so in connection with our pending liquidity event – which is an industry norm.
    - And since we re-opened the share redemption program in the second quarter of 2013, we have honored all eligible redemption requests that we have received.
  - Finally, in 2013, we began a strategic repositioning of the portfolio which entailed selling certain assets and identifying opportunities to reinvest in order to best position the portfolio for an eventual liquidity event.

Plan of Liquidation Overview

- The Hines REIT Board of Directors voted unanimously on June 29, 2016 to approve a plan -- subject to shareholder approval--for liquidation and dissolution of the Company following a review of available strategic alternatives.
- The plan includes the pending sale of seven west coast office assets in an all cash transaction for $1.162 billion to an affiliate of Blackstone Real Estate Partners VIII L.P.
- In addition, for an aggregate sales price of $797.1 million (prior to deduction of transaction costs, certain other closing credits and any adjustments for prorations), we completed sales of these assets:
  - JPMorgan Chase Tower in Dallas, Texas,
  - 321 North Clark in Chicago, Illinois,
  - 3400 Data Drive in Rancho Cordova, California
  - Seven of the Grocery Anchored Portfolio properties

Plan of Liquidation Overview

- The Hines REIT Board of Directors voted unanimously on June 29, 2016 to approve a plan -- subject to shareholder approval--for liquidation and dissolution of the Company following a review of available strategic alternatives.
- The plan includes the pending sale of seven west coast office assets in an all cash transaction for $1.162 billion to an affiliate of Blackstone Real Estate Partners VIII L.P.
- In addition, for an aggregate sales price of $797.1 million (prior to deduction of transaction costs, certain other closing credits and any adjustments for prorations), we completed sales of these assets:
  - JPMorgan Chase Tower in Dallas, Texas,
  - 321 North Clark in Chicago, Illinois,
  - 3400 Data Drive in Rancho Cordova, California
  - Seven of the Grocery Anchored Portfolio properties

- In 2016, the Company began evaluating strategic alternatives for a liquidity event in order to take advantage of the capital markets and the overall quality of the portfolio.
- As a result, on June 29, 2016, the REIT board of directors approved a plan of liquidation and dissolution of the Company, which is subject to shareholder approval.
- This plan includes:
  - The sale of all or substantially all of the Company's assets, including the sale of seven west coast assets for an all-cash transaction of $1.162 billion to an affiliate of Blackstone.
  - In addition, prior to approving the plan, we had entered into contracts to sell the assets shown at the bottom of the page for nearly $800 million and those sales have been completed.

Plan of Liquidation Overview

- Pending sale of remaining assets in various stages of the sales process.
- All outstanding debt of the Company has been retired.

Plan of Liquidation Overview

- Pending sale of remaining assets in various stages of the sales process.
- All outstanding debt of the Company has been retired.

- We are in the process of selling our remaining assets, each of which are in various stages of the sales process. Sales contracts entered into after June 29, 2016, are subject to shareholder approval of the plan.
- We have also retired all debt of the Company



Plan of Liquidation Overview

- Approximately $6.35 - $6.65 per share of net proceeds from the sale of the Company’s assets is expected to be distributed to common shareholders on or before December 31, 2016.
- In addition to the net proceeds just noted, from July 2011 through April 2013, Hines REIT previously paid special distributions to common shareholders totaling $1.01 per share, which were designated by the Company as a partial return of invested capital to shareholders.
- Proposed transaction maintains Hines REIT’s commitment to maximizing long-term value for its shareholders.

Plan of Liquidation Overview

- Approximately $6.35 - $6.65 per share of net proceeds from the sale of the Company's assets is expected to be distributed to common shareholders on or before December 31, 2016.
- In addition to the net proceeds just noted, from July 2011 through April 2013, Hines REIT previously paid special distributions to common shareholders totaling $1.01 per share, which were designated by the Company as a partial return of invested capital to shareholders.
- Proposed transaction maintains Hines REIT's commitment to maximizing long-term value for its shareholders.

Hines REIT is closed to new investors.
Hines Securities, Inc., Member FINRA/SIPC, was the dealer manager for Hines REIT's public offerings.

Hines Securities

- Using proceeds from the sale of the west coast assets as well as sales of other assets just mentioned, we're anticipating distributions of $6.35 to $6.65 per share to be made to the shareholders, on or before year-end.
- The $0.30 range is due to the following:
  - the transactions previously described have not yet closed;
  - There are uncertainties as to the ultimate sales prices of certain other assets; and
  - the variability of the time that may be required to liquidate and dissolve the Company, the expenses associated with the liquidation of the Company and the ultimate settlement amount of our liabilities.
- These estimates are based upon market, economic, financial and other circumstances and conditions existing as of the date the definitive proxy statement was filed, and any changes in such circumstances and conditions during the period under which we implement the Plan of Liquidation could have a material effect on the ultimate amount of proceeds received by stockholders.
- As a reminder, it is very important to consider that the distributions of $6.35-$6.65 would be in addition to the special distributions that we had previously made of $1.01 per share, which had been sent to you or sent to your clients from July of 2011 through April of 2013 and which represented a partial return of capital to those shareholders.
- Know that our shareholders have been at the center of our decisions and that we firmly believe this transaction demonstrates Hines REIT's commitment to maximizing long-term value for them.

Hypothetical Shareholder Returns



Hypothetical Shareholder Return Example for $100,000 Purchase
(Calculated Using Estimated Range of Liquidating Distributions as of June 29, 2016)

Original Purchase Date	Original Purchase Price	Cumulative Cash Distributions	Value at Estimated Liquidating Distributions Range of $6.35–$6.65	Total Return at Estimated Liquidating Distributions Range of $6.35–$6.65
CASH DISTRIBUTIONS				
1/1/2005	$10.00	$64,585	$63,500 – $66,500	$128,085 – $131,085
1/1/2007	$10.40	$50,447	$61,058 – $63,942	$111,505 – $114,389
1/1/2008	$10.58	$43,691	$60,019 – $62,854	$103,710 – $106,545
10/1/2008	$10.66	$38,912	$59,568 – $62,383	$98,480 – $101,295
7/1/2009	$10.08	$36,392	$62,996 – $65,972	$99,388 – $102,364
DIVIDEND REINVESTMENT PLAN				
1/1/2005	$10.00	$14,640	$119,985 – $125,653	$134,625 – $140,293
1/1/2007	$10.40	$12,426	$101,841 – $106,652	$114,267 – $119,078
1/1/2008	$10.58	$11,482	$94,102 – $98,548	$105,584 – $110,030
10/1/2008	$10.66	$10,876	$89,133 – $93,344	$100,008 – $104,219
7/1/2009	$10.08	$10,954	$89,775 – $94,016	$100,729 – $104,970

As disclosed earlier in the presentation, if the Plan is approved by Hines REIT's stockholders and the sale of all or substantially all of Hines REIT's assets, including the West Coast Asset Sale, is completed as expected, Hines REIT expects to make distributions to its stockholders in the range of approximately $6.35 to $6.65 per share. There can be no assurances regarding the amounts of any distributions or the timing thereof. See Hines REIT's Definitive Proxy Statement filed with the Securities and Exchange Commission (SEC) on August 23, 2016 for a discussion of the Plan, including the West Coast Asset Sale.

This table presents an example of the hypothetical return a shareholder might realize if the shareholder had purchased $100,000 of common shares of Hines REIT on each of the dates indicated, held the shares continuously through July 1, 2016 and then received distributions from Hines REIT in the estimated range of liquidating distributions Hines REIT expects to make if the sale of all or substantially all of its assets is completed as expected. Hines REIT sold common shares in multiple public offerings between 2004 and 2009 at the per share purchase prices indicated in the table. The "Original Purchase Date" column reflects dates that were arbitrarily selected from within each period in which the company sold shares at the respective purchase price. A shareholder's total return will vary from the returns presented in the table based on the shareholder's original purchase date. The hypothetical return is presented for a shareholder that elected to receive cash distributions as well as for a shareholder that enrolled in Hines REIT's dividend reinvestment plan ("DRP") at the time of the initial investment.

The amounts in the "Cumulative Cash Distributions" column include (i) regular quarterly cash distributions paid to shareholders that elected to receive cash distributions, (ii) cash distributions for the second quarter of 2016 paid to shareholders, including DRP participants, in cash on July 1, 2016 and (iii) special distributions totaling $1.01 per share which were paid to shareholders, including DRP participants, in cash between 2011 and 2013 and were designated by Hines REIT as a return of a portion of the shareholders' invested capital. The "Cumulative Cash Distributions", "Value at Estimated Liquidating Distributions Range of $6.35-$6.65" and "Total Return at Estimated Liquidating Distributions Range of $6.35-$6.65" columns do not take into account the tax consequences of such distributions to shareholders. Shareholders are urged to consult with their own tax advisors regarding the tax consequences of such distributions.

Hines REIT is closed to new investors.
Hines Securities, Inc., Member FINRA/SIPC, was the dealer manager for Hines REIT's public offerings.

Hines Securities

Hypothetical Shareholder Returns

Hypothetical Shareholder Return Example for $100,000 Purchase
(Calculated Using Estimated Range of Liquidating Distributions as of June 29, 2016)

Original Purchase Date	Original Purchase Price	Cumulative Cash Distributions	Value at Estimated Liquidating Distributions Range of $6.35–$6.65	Total Return at Estimated Liquidating Distributions Range of $6.35–$6.65
CASH DISTRIBUTIONS				
1/1/2005	$10.00	$64,585	$63,500 – $66,500	$128,085 – $131,085
1/1/2007	$10.40	$50,447	$61,058 – $63,942	$111,505 – $114,389
1/1/2008	$10.58	$43,691	$60,019 – $62,854	$103,710 – $106,545
10/1/2008	$10.66	$38,912	$59,568 – $62,383	$98,480 – $101,295
7/1/2009	$10.08	$36,392	$62,996 – $65,972	$99,388 – $102,364
DIVIDEND REINVESTMENT PLAN				
1/1/2005	$10.00	$14,640	$119,985 – $125,653	$134,625 – $140,293
1/1/2007	$10.40	$12,426	$101,841 – $106,652	$114,267 – $119,078
1/1/2008	$10.58	$11,482	$94,102 – $98,548	$105,584 – $110,030
10/1/2008	$10.66	$10,876	$89,133 – $93,344	$100,008 – $104,219
7/1/2009	$10.08	$10,954	$89,775 – $94,016	$100,729 – $104,970

As disclosed earlier in the presentation, if the Plan is approved by Hines REIT's stockholders and the sale of all or substantially all of Hines REIT's assets, including the West Coast Asset Sale, is completed as expected, Hines REIT expects to make distributions to its stockholders in the range of approximately $6.35 to $6.65 per share. There can be no assurances regarding the amounts of any distributions or the timing thereof. See Hines REIT's Definitive Proxy Statement filed with the Securities and Exchange Commission (SEC) on August 23, 2016 for a discussion of the Plan, including the West Coast Asset Sale.

This table presents an example of the hypothetical return a shareholder might realize if the shareholder had purchased $100,000 of common shares of Hines REIT on each of the dates indicated, held the shares continuously through July 1, 2016 and then received distributions from Hines REIT in the estimated range of liquidating distributions Hines REIT expects to make if the sale of all or substantially all of its assets is completed as expected. Hines REIT sold common shares in multiple public offerings between 2004 and 2009 at the per share purchase prices indicated in the table. The "Original Purchase Date" column reflects dates that were arbitrarily selected from within each period in which the company sold shares at the respective purchase price. A shareholder's total return will vary from the returns presented in the table based on the shareholder's original purchase date. The hypothetical return is presented for a shareholder that elected to receive cash distributions as well as for a shareholder that enrolled in Hines REIT's dividend reinvestment plan ("DRP") at the time of the initial investment.

The amounts in the "Cumulative Cash Distributions" column include (i) regular quarterly cash distributions paid to shareholders that elected to receive cash distributions, (ii) cash distributions for the second quarter of 2016 paid to shareholders, including DRP participants, in cash on July 1, 2016 and (iii) special distributions totaling $1.01 per share which were paid to shareholders, including DRP participants, in cash between 2011 and 2013 and were designated by Hines REIT as a return of a portion of the shareholders' invested capital. The "Cumulative Cash Distributions", "Value at Estimated Liquidating Distributions Range of $6.35-$6.65" and "Total Return at Estimated Liquidating Distributions Range of $6.35-$6.65" columns do not take into account the tax consequences of such distributions to shareholders. Shareholders are urged to consult with their own tax advisors regarding the tax consequences of such distributions.

Hines REIT is closed to new investors.
Hines Securities, Inc., Member FINRA/SIPC, was the dealer manager for Hines REIT's public offerings.

Hines Securities

- This chart was developed to assist in your client discussions regarding the estimated return they might expect once we've liquidated the portfolio.
- It shows a hypothetical total return for a $100,000 investment at each share price offered by Hines REIT, both for shareholders who elected to receive cash distributions and shareholders who enrolled in the dividend reinvestment plan.
- You are able to see how much the hypothetical shareholder received in cumulative cash distributions, as well as the value of the shareholder's shares at the estimated liquidation distribution range of $6.35 - $6.65.

Hypothetical Shareholder Returns



Hypothetical Shareholder Return Example for $100,000 Purchase (Calculated Using Estimated Range of Liquidating Distributions as of June 29, 2016)

Original Purchase Date	Original Purchase Price	Cumulative Cash Distributions	Value at Estimated Liquidating Distributions Range of $6.35–$6.65	Total Return at Estimated Liquidating Distributions Range of $6.35–$6.65
CASH DISTRIBUTIONS				
1/1/2005	$10.00	$64,585	$63,500 – $66,500	$128,085 – $131,085
1/1/2008	$10.58	$43,691	$60,019 – $62,854	$103,710 – $106,545
10/1/2008	$10.66	$38,912	$59,568 – $62,383	$98,480 – $101,295
7/1/2009	$10.08	$36,392	$62,996 – $65,972	$99,388 – $102,364
DIVIDEND REINVESTMENT PLAN				
1/1/2005	$10.00	$14,640	$119,985 – $125,653	$134,625 – $140,293
1/1/2007	$10.40	$12,426	$101,841 – $106,652	$114,267 – $119,078
1/1/2008	$10.58	$11,482	$94,102 – $98,548	$105,584 – $110,030
10/1/2008	$10.66	$10,876	$89,133 – $93,344	$100,008 – $104,219
7/1/2009	$10.08	$10,954	$89,775 – $94,016	$100,729 – $104,970

As disclosed earlier in the presentation, if the Plan is approved by Hines REIT's stockholders and the sale of all or substantially all of Hines REIT's assets, including the West Coast Asset Sale, is completed as expected, Hines REIT expects to make distributions to its stockholders in the range of approximately $6.35 to $6.65 per share. There can be no assurances regarding the amounts of any distributions or the timing thereof. See Hines REIT's Definitive Proxy Statement filed with the Securities and Exchange Commission (SEC) on August 23, 2016 for a discussion of the Plan, including the West Coast Asset Sale.

This table presents an example of the hypothetical return a shareholder might realize if the shareholder had purchased $100,000 of common shares of Hines REIT on each of the dates indicated, held the shares continuously through July 1, 2016 and then received distributions from Hines REIT in the estimated range of liquidating distributions Hines REIT expects to make if the sale of all or substantially all of its assets is completed as expected. Hines REIT sold common shares in multiple public offerings between 2004 and 2009 at the per share purchase prices indicated in the table. The "Original Purchase Date" column reflects dates that were arbitrarily selected from within each period in which the company sold shares at the respective purchase price. A shareholder's total return will vary from the returns presented in the table based on the shareholder's original purchase date. The hypothetical return is presented for a shareholder that elected to receive cash distributions as well as for a shareholder that enrolled in Hines REIT's dividend reinvestment plan ("DRP") at the time of the initial investment.

The amounts in the "Cumulative Cash Distributions" column include (i) regular quarterly cash distributions paid to shareholders that elected to receive cash distributions, (ii) cash distributions for the second quarter of 2016 paid to shareholders, including DRP participants, in cash on July 1, 2016 and (iii) special distributions totaling $1.01 per share which were paid to shareholders, including DRP participants, in cash between 2011 and 2013 and were designated by Hines REIT as a return of a portion of the shareholders' invested capital. The "Cumulative Cash Distributions", "Value at Estimated Liquidating Distributions Range of $6.35-$6.65" and "Total Return at Estimated Liquidating Distributions Range of $6.35-$6.65" columns do not take into account the tax consequences of such distributions to shareholders. Shareholders are urged to consult with their own tax advisors regarding the tax consequences of such distributions.

Hines REIT is closed to new investors.
Hines Securities, Inc., Member FINRA/SIPC, was the dealer manager for Hines REIT's public offerings.

Hypothetical Shareholder Returns

Hypothetical Shareholder Return Example for $100,000 Purchase
(Calculated Using Estimated Range of Liquidating Distributions as of June 29, 2016)

Original Purchase Date	Original Purchase Price	Cumulative Cash Distributions	Value at Estimated Liquidating Distributions Range of $6.35–$6.65	Total Return at Estimated Liquidating Distributions Range of $6.35–$6.65
CASH DISTRIBUTIONS				
1/1/2005	$10.00	$64,585	$63,500 – $66,500	$128,085 – $131,085
1/1/2008	$10.58	$43,691	$60,019 – $62,854	$103,710 – $106,545
10/1/2008	$10.66	$38,912	$59,568 – $62,383	$98,480 – $101,295
7/1/2009	$10.08	$36,392	$62,996 – $65,972	$99,388 – $102,364
DIVIDEND REINVESTMENT PLAN				
1/1/2005	$10.00	$14,640	$119,985 – $125,653	$134,625 – $140,293
1/1/2007	$10.40	$12,426	$101,841 – $106,652	$114,267 – $119,078
1/1/2008	$10.58	$11,482	$94,102 – $98,548	$105,584 – $110,030
10/1/2008	$10.66	$10,876	$89,133 – $93,344	$100,008 – $104,219
7/1/2009	$10.08	$10,954	$89,775 – $94,016	$100,729 – $104,970

As disclosed earlier in the presentation, if the Plan is approved by Hines REIT's stockholders and the sale of all or substantially all of Hines REIT's assets, including the West Coast Asset Sale, is completed as expected, Hines REIT expects to make distributions to its stockholders in the range of approximately $6.35 to $6.65 per share. There can be no assurances regarding the amounts of any distributions or the timing thereof. See Hines REIT's Definitive Proxy Statement filed with the Securities and Exchange Commission (SEC) on August 23, 2016 for a discussion of the Plan, including the West Coast Asset Sale.

This table presents an example of the hypothetical return a shareholder might realize if the shareholder had purchased $100,000 of common shares of Hines REIT on each of the dates indicated, held the shares continuously through July 1, 2016 and then received distributions from Hines REIT in the estimated range of liquidating distributions Hines REIT expects to make if the sale of all or substantially all of its assets is completed as expected. Hines REIT sold common shares in multiple public offerings between 2004 and 2009 at the per share purchase prices indicated in the table. The "Original Purchase Date" column reflects dates that were arbitrarily selected from within each period in which the company sold shares at the respective purchase price. A shareholder's total return will vary from the returns presented in the table based on the shareholder's original purchase date. The hypothetical return is presented for a shareholder that elected to receive cash distributions as well as for a shareholder that enrolled in Hines REIT's dividend reinvestment plan ("DRP") at the time of the initial investment.

The amounts in the "Cumulative Cash Distributions" column include (i) regular quarterly cash distributions paid to shareholders that elected to receive cash distributions, (ii) cash distributions for the second quarter of 2016 paid to shareholders, including DRP participants, in cash on July 1, 2016 and (iii) special distributions totaling $1.01 per share which were paid to shareholders, including DRP participants, in cash between 2011 and 2013 and were designated by Hines REIT as a return of a portion of the shareholders' invested capital. The "Cumulative Cash Distributions", "Value at Estimated Liquidating Distributions Range of $6.35-$6.65" and "Total Return at Estimated Liquidating Distributions Range of $6.35-$6.65" columns do not take into account the tax consequences of such distributions to shareholders. Shareholders are urged to consult with their own tax advisors regarding the tax consequences of such distributions.

Hines REIT is closed to new investors.
Hines Securities, Inc., Member FINRA/SIPC, was the dealer manager for Hines REIT's public offerings.

Hines Securities

- For example, let's look at the $10 share price at which a hypothetical investor purchased shares on January 1, 2005 and assume that investor elected to receive cash distributions.
- If they were to have invested $100,000, they would have received 10,000 shares and just under $65,000 of cumulative cash distributions. In addition, they would have total liquidating distributions between $63,500 and $66,500 - depending on where we end up in our estimated range.
- This would result in a total return to the shareholder of between $128,000 to $131,000.

Next Steps



- Shareholder Meeting Date is set for November 7, 2016.
- Proxy statements were mailed to investors beginning on August 29, 2016.

Shareholders are being asked to vote on these proposals:

- Approval of the Plan of Liquidation and Dissolution, including the West Coast Asset Sale.
- Approval of the adjournment of the annual meeting to a later date, if necessary.
- Re-election of five members of the board of directors.
- Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm.

Next Steps

- Shareholder Meeting Date is set for November 7, 2016.
- Proxy statements were mailed to investors beginning on August 29, 2016.

Shareholders are being asked to vote on these proposals:

- Approval of the Plan of Liquidation and Dissolution, including the West Coast Asset Sale.
- Approval of the adjournment of the annual meeting to a later date, if necessary.
- Re-election of five members of the board of directors.
- Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm.

Hines Securities

- Next steps in the process involve shareholder approval of the plan of liquidation and dissolution, including the sale of the west coast assets.
- Proxy statements were mailed to investors beginning on August 29th. We ask all of you to please encourage your clients to vote as soon as possible so we can get the full vote in in time to hold our shareholder meeting as scheduled on November 7th.
- Among the proposals that shareholders are being asked to vote on are the plan of liquidation as well as the re-election of the board of directors and approval of Deloitte & Touche as the audit firm for the Company this year.

Next Steps



- Proxy solicitors have already begun reaching out to investors.
- Contact your Hines Securities representative for further questions.
- PLEASE ENCOURAGE YOUR CLIENTS TO VOTE AS SOON AS POSSIBLE.

Next Steps

- Proxy solicitors have already begun reaching out to investors.
- Contact your Hines Securities representative for further questions.
- PLEASE ENCOURAGE YOUR CLIENTS TO VOTE AS SOON AS POSSIBLE.

- Our proxy solicitors have already begun reaching out to your clients to encourage them to vote.
- Please touch base with your clients and ask them to vote their proxy so that we can ensure that we get the vote in and are able get the shareholder's liquidation distribution to them as soon as possible.
- Thank you for your time. As always, we appreciate your business and welcome the opportunity to assist you with any questions regarding the Hines REIT. You can reach us via our toll-free line: 888.446.3773.

Additional Information



This presentation is being made in respect of the Company's proposed plan of liquidation and dissolution pursuant to which the Company will sell all or substantially all of the Company's properties and assets, including without limitation seven of the Company's properties located in California and Washington to BRE Hydra Property Owner LLC (the "West Coast Asset Sale"). The proposed plan of liquidation and dissolution, including the West Coast Asset Sale, will be submitted to the stockholders of the Company for their consideration. In connection with the proposed plan of liquidation and dissolution, including the West Coast Asset Sale, the Company has filed a definitive proxy statement with the SEC. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY AND ANY OTHER RELEVANT DOCUMENTS OR MATERIALS FILED OR TO BE FILED WITH THE SEC OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PLAN OF LIQUIDATION AND DISSOLUTION, INCLUDING THE WEST COAST ASSET SALE. The definitive proxy statement has been mailed to the Company's stockholders. In addition, the proxy statement and other documents are available at no charge at the SEC's internet website, www.sec.gov. The proxy statement and other pertinent documents also may be obtained at no charge at the Company's website, http://www.hinessecurities.com, or by directing a written request to Hines Real Estate Investment Trust, Inc. at 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118, Attention: Secretary.

The Company and its directors and executive officers and members of its external advisor and its employees may be deemed to be participants in the solicitation of proxies with respect to the plan of liquidation and dissolution, including the West Coast Asset Sale. Information regarding the Company's directors and executive officers is detailed in the proxy statements and annual reports on Form 10-K and quarterly reports on Form 10-Q previously filed with the SEC, each of which can be obtained at no charge from the sources indicated above. Additional information regarding the direct and indirect interests of the Company's directors and executive officers in the plan of liquidation and dissolution may be obtained by reading the definitive proxy statement and other relevant documents or materials relating to the proposed transaction.



Forward Looking Statements:

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Forward-looking statements generally can be identified by the use of words or phrases such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "foresee," "looking ahead," "is confident," "should be," "will," "predicted," "likely," or similar words or phrases intended to identify information that is not historical in nature. These forward-looking statements include, among others, statements about the expected benefits of the plan of liquidation and dissolution, including the West Coast Asset Sale, the estimated range of distributions, the expected timing and completion of the plan of liquidation and dissolution, including the West Coast Asset Sale, and the future business, performance and opportunities of the Company. These risks and uncertainties include, without limitation, the ability of the Company to obtain required stockholder approvals required to consummate the plan of liquidation and dissolution, including the West Coast Asset Sale; the satisfaction or waiver of other conditions to closing for the West Coast Asset Sale; unanticipated difficulties or expenditures relating to the plan of liquidation and dissolution, including the West Coast Asset Sale; the response of tenants, business partners and competitors to the announcement of the plan of liquidation and dissolution, including the West Coast Asset Sale; legal proceedings that may be instituted against the Company and others related to the plan of liquidation and dissolution, including the West Coast Asset Sale; general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases, dependence on tenants' financial condition, and competition from other developers, owners and operators of real estate); adverse economic or real estate developments in the Company's existing markets; risks associated with the availability and terms of financing and the ability to refinance indebtedness as it comes due; reductions in asset valuations and related impairment charges; risks associated with downturns in domestic and local economies, changes in interest rates and volatility in the securities markets; potential liability for uninsured losses and environmental contamination; risks associated with the Company's potential failure to qualify as a real estate investment trust under the Internal Revenue Code of 1986, as amended, and possible adverse changes in tax and environmental laws; and risks associated with the Company's dependence on key personnel of Hines Interests Limited Partnership or its affiliates whose continued service is not assured. For a further list and description of such risks and uncertainties, see the reports filed by the Company with the SEC, including the Company's most recent annual report on Form 10-K and quarterly reports on Form 10-Q. Any forward-looking statement speaks only as of the date of this presentation. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information or developments, future events or otherwise.

Thank you



Hines REIT is closed to new investors.
Hines Securities, Inc., Member FINRA/SIPC, was the dealer manager for Hines REIT's public offerings.

Subject: View Now: Hines REIT Proposed Liquidation Presentation

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Hines | Securities

Hines REIT

Hines REIT Proposed Liquidation Presentation Now Available for Viewing at Your Convenience

Check out our new financial advisor presentation for the Hines REIT Proposed Liquidation. You will learn more about the plan of liquidation and dissolution, walk through a hypothetical shareholder return and timeline of next steps.


Hines REIT Proposed Liquidation

Hines REIT Presentation

View Presentation

The presentation link is also posted on the Financial Advisor section of the Hines Securities website. It can be found under the tab for Hines REIT.

Please encourage your clients to vote as soon as possible.

Additional Information:

This communication is being made in respect of the Company's proposed plan of liquidation and dissolution pursuant to which the Company will sell all or substantially all of the Company's properties and assets, including without limitation seven of the Company's properties located in California and Washington to BRE Hydra Property Owner LLC (the "West Coast Asset Sale"). The proposed plan of liquidation and dissolution, including the West Coast Asset Sale, will be submitted to the stockholders of the Company for their consideration. In connection with the proposed plan of liquidation and dissolution, including the West Coast Asset Sale, the Company has filed a definitive proxy statement with the SEC. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY AND ANY OTHER RELEVANT DOCUMENTS OR MATERIALS FILED OR TO BE FILED WITH THE SEC OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PLAN OF LIQUIDATION AND DISSOLUTION, INCLUDING THE WEST COAST ASSET SALE. The definitive proxy statement has been mailed to the Company's stockholders. In addition, the proxy statement and other documents are available at no charge at the SEC's internet website, www.sec.gov. The proxy statement and other pertinent documents also may be obtained at no charge at the Company's website,

http://www.hinessecurities.com, or by directing a written request to Hines Real Estate Investment Trust, Inc. at 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118, Attention: Secretary.

The Company and its directors and executive officers and members of its external advisor and its employees may be deemed to be participants in the solicitation of proxies with respect to the plan of liquidation and dissolution, including the West Coast Asset Sale. Information regarding the Company's directors and executive officers is detailed in the proxy statements and annual reports on Form 10-K and quarterly reports on Form 10-Q previously filed with the SEC, each of which can be obtained at no charge from the sources indicated above. Additional information regarding the direct and indirect interests of the Company's directors and executive officers in the plan of liquidation and dissolution may be obtained by reading the definitive proxy statement and other relevant documents or materials relating to the proposed transaction.

Forward Looking Statements:

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Forward-looking statements generally can be identified by the use of words or phrases such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "foresee," "looking ahead," "is confident," "should be," "will," "predicted," "likely," or similar words or phrases intended to identify information that is not historical in nature. These forward-looking statements include, among others, statements about the expected benefits of the plan of liquidation and dissolution, including the West Coast Asset Sale, the estimated range of distributions, the expected timing and completion of the plan of liquidation and dissolution, including the West Coast Asset Sale, and the future business, performance and opportunities of the Company. These risks and uncertainties include, without limitation, the ability of the Company to obtain required stockholder approvals required to consummate the plan of liquidation and dissolution, including the West Coast Asset Sale; the satisfaction or waiver of other conditions to closing for the West Coast Asset Sale; unanticipated difficulties or expenditures relating to the plan of liquidation and dissolution, including the West Coast Asset Sale; the response of tenants, business partners and competitors to the announcement of the plan of liquidation and dissolution, including the West Coast Asset Sale; legal proceedings that may be instituted against the Company and others related to the plan of liquidation and dissolution, including the West Coast Asset Sale; general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases, dependence on tenants' financial condition, and competition from other developers, owners and operators of real estate); adverse economic or real estate developments in the Company's existing markets; risks associated with the availability and terms of financing and the ability to refinance indebtedness as it comes due; reductions in asset valuations and related impairment charges; risks associated with downturns in domestic and local economies, changes in interest rates and volatility in the securities markets; potential liability for uninsured losses and environmental contamination; risks associated with the Company's potential failure

to qualify as a real estate investment trust under the Internal Revenue Code of 1986, as amended, and possible adverse changes in tax and environmental laws; and risks associated with the Company's dependence on key personnel of Hines Interests Limited Partnership or its affiliates whose continued service is not assured. For a further list and description of such risks and uncertainties, see the reports filed by the Company with the SEC, including the Company's most recent annual report on Form 10-K and quarterly reports on Form 10-Q. Any forward-looking statement speaks only as of the date of this communication. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information or developments, future events or otherwise.

Hines REIT is closed to new investors.

Hines Securities, Inc., Member FINRA/SIPC, is the dealer manager. For more information, call 888.446.3773 or visit hinessecurities.com

09/16